                                                                    EXHIBIT 10.1


                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 8, 2005, by and among DYNAMIC DETAILS, INCORPORATED, a California corporation ("Details"), DYNAMIC DETAILS, INCORPORATED, VIRGINIA, a Delaware corporation ("Virginia"), DYNAMIC DETAILS INCORPORATED, SILICON VALLEY, a Delaware corporation ("Valley"), and LAMINATE TECHNOLOGY CORP., a Delaware corporation ("Laminate")(Details, Virginia, Valley and Laminate are collectively referred to as "Borrowers" and each individually as a "Borrower"); the other Credit Parties signatory hereto; and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself as a lender, and as agent (in such capacity "Agent") for the Lenders from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

         A. Pursuant to the Credit Agreement dated as of March 30, 2004, by and among Borrowers, the other Credit Parties, Agent and Lenders, as amended by Amendment No. 1 to Credit Agreement dated as of June 30, 2004, and Amendment No. 2 to Credit Agreement dated as of June 20, 2005 (collectively, the "Credit Agreement"), Lenders are providing certain financial accommodations in favor of Credit Parties. Unless otherwise defined herein, capitalized terms and matters of construction defined and established in ANNEX A to the Credit Agreement shall be applied herein as defined and established therein.

         B. Credit Parties have requested that certain provisions of the Credit Agreement be amended, and Agent and Lenders are willing to do so on the terms and conditions specified herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. RATIFICATION OF LOAN DOCUMENTS

         Each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents (in each case, as modified by this Amendment), and all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein. Without limiting the generality of the foregoing, each Credit Party acknowledges and agrees that as of November 8, 2005, the aggregate outstanding principal amount of the Revolving Loan was $300,000, which amount consists entirely of outstanding Letter of Credit Obligations in the principal amount of $300,000. Each Borrower and each other Credit Party represents that it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of such Indebtedness.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT AND CONSENT

         2.1 SECTION 1.5(a) of the Credit Agreement is hereby amended by deleting the second paragraph thereof in its entirety and substituting the following in lieu thereof:


                                                                 AMENDMENT NO. 3

         As of the Third Amendment Effective Date (as defined below), the Applicable Margins are as follows:

         Applicable Revolver Index Margin                     2.00%
         Applicable Revolver LIBOR Margin                     3.50%
         Applicable L/C Margin                                3.50%

         The Applicable Margins may be adjusted by reference to the following grids:

   IF AS OF THE END OF ANY FISCAL
      MONTH EBITDA OF BORROWERS                    APPLICABLE                APPLICABLE
   AND THEIR SUBSIDIARIES FOR THE                REVOLVER INDEX            REVOLVER LIBOR           APPLICABLE L/C
      LAST 12 FISCAL MONTHS IS:                    MARGIN IS:                 MARGIN IS:              MARGIN IS:
------------------------------------------- ------------------------ -------------------------- ---------------------
                                                     2.00%                     3.50%                   3.50%
              < $15,000,000

           >= $15,000,000 but                        1.75%                     3.25%                   3.25%
              < $20,000,000

           >= $20,000,000 but                        1.50%                     3.00%                   3.00%
              < $25,000,000

           >= $25,000,000 but                        1.25%                     2.75%                   2.75%
              < $30,000,000

                                                     1.00%                     2.50%                   2.50%
             >= $30,000,000

         Adjustments in the Applicable Margins will commence with the Fiscal Quarter ending December 31, 2005, and thereafter will be implemented quarterly on a prospective basis, for each calendar month, within five days after the date of delivery to Agent of the quarterly unaudited Financial Statements evidencing the need for an adjustment; provided, that no such adjustments will take effect until the date Agent receives Borrowers' quarterly Financial Statements for the Fiscal Quarter ending September 30, 2005. Concurrently with the delivery of the quarterly Financial Statements, Borrowers shall deliver to Agent a certificate, signed by the chief financial officer of Details, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If an Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Event of Default is waived or cured.

         2.2 SECTION 1.6(f)(ii) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:


                                                                 AMENDMENT NO. 3

         (ii) is subject to any Lien of any other Person, other than (A) Liens in favor of Agent, on behalf of itself and Lenders, or (B) the Liens on Accounts described in clause (q) of the definition of Permitted Encumbrances.

         2.3 SECTION 1.9(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

         (b) As additional compensation for the Revolving Lenders, commencing on the Third Amendment Effective Date, Borrowers shall pay to Agent, for the ratable benefit of such Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a Fee for Borrowers' non-use of available funds in an amount equal to (i) if the Unused Line Fee Base Amount (as defined below) is an amount greater than $20,000,000, 0.250% per annum (calculated on the basis of a 360 day year for actual days elapsed) multiplied by the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the aggregate daily closing balances of (A) the Revolving Loan and the Swing Line Loan, and (B) the Canadian Revolving Loan and the Canadian Swing Line Loan, in each case outstanding during the period for which such Fee is due (the "Unused Line Fee Base Amount"), or (ii) if the Unused Line Fee Base Amount is an amount less than or equal to $20,000,000, the sum of (x) 0.250% per annum (calculated on the basis of a 360 day year for actual days elapsed) multiplied by $20,000,000, and (y) 0.3750% per annum (calculated on the basis of a 360 day year for actual days elapsed) multiplied by the difference between (A) $20,000,000 and (B) the Unused Line Fee Base Amount.

         2.4 SECTION 6.3(a) of the Credit Agreement is hereby amended by deleting the term "and" at the end of CLAUSE (xiii) thereof, and deleting CLAUSE
(xiv) in its entirety, and adding the following new SECTION 6.3(a)(xiv) and
SECTION 6.3(a)(xv) in lieu thereof:

         (xiv) Indebtedness of Parent in favor of any Borrower resulting from any advance made pursuant to SECTION 6.13(i) or SECTION 6.13(l); and

         (xv) other Indebtedness in an aggregate amount not to exceed $25,000,000 at any time (the "Other Indebtedness"); provided, that (A) no more than $20,000,000 of the proceeds of such Other Indebtedness may be used to fund advances made pursuant to SECTION 6.13(l), and (B) such Indebtedness, to the extent secured, shall solely be secured by the Liens described in clause (q) of the definition of Permitted Encumbrances, or the Liens described in clause (r) of the definition of Permitted Encumbrances in the Canadian Credit Agreement.

         2.5 SECTION 6.13 of the Credit Agreement is hereby amended by deleting the "." at the end of clause (k) and substituting a ";" in lieu thereof; and adding the following new clause (l) immediately following such ";"

         (l) so long as (i) no Default or Event of Default has occurred and is continuing or would result from any such proposed payment, (ii) Borrowers and their Subsidiaries have a Fixed Charge Coverage Ratio (as certified by Details' chief financial officer) for the 12-month period ending at the end of the Fiscal Quarter ending immediately preceding the date such payment is proposed to be made of at least 1.10:1.0 after giving effect to such proposed payment as if it had been made during such Fiscal Quarter, and (iii) both before and after giving effect to any such proposed payment, Details individually, and Credit


                                                                 AMENDMENT NO. 3

         Parties taken as a whole, are and will be Solvent, then Borrower Representative may make payments that are proceeds of the Other Indebtedness to Parent for the purpose of making the Restricted Payment permitted in Section 6.13(h); provided, that the aggregate amount of such payments shall not exceed $20,000,000 at any time.

         2.6 The following new definitions are hereby added to ANNEX A to the Credit Agreement in appropriate alphabetical order:

         "Other Indebtedness" has the meaning ascribed to it in SECTION 6.3(a)(xv).

         "Third Amendment Effective Date" has the meaning ascribed to it in
Section 3 of that certain Amendment No. 3 to Credit Agreement dated as of November 8, 2005, by and among Borrowers, the other Credit Parties party thereto, Agent and Lenders.

         "Unused Line Fee Base Amount" has the meaning ascribed to it in SECTION 1.9(b).

         2.7 The definitions of "Availability Reserve," and "Reserves" set forth in ANNEX A to the Credit Agreement are hereby deleted in their entirety and the following are substituted therefor:


         "Availability Reserve" means the Reserve maintained against Borrowing Availability in the amount of $1,000,000.

         "Reserves" means with respect to any Borrowing Base (a) reserves established pursuant to SECTION 5.4(c), (b) the Availability Reserve, and (c) such other reserves against Eligible Accounts or Borrowing Availability that Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness shall be deemed to be a reasonable exercise of Agent's credit judgment.

         2.8 The definition of "Permitted Encumbrances" set forth in ANNEX A to the Credit Agreement is hereby amended by deleting clause (q) thereof, and the term "and" immediately preceding such clause, and substituting the following therefor:

         ; (q) Liens on Accounts and Equipment securing the Other Indebtedness; provided, that any such Liens on Accounts are subordinated to the Liens of Agent and Lenders on such Accounts, on terms and conditions acceptable to Agent in its sole discretion, and pursuant to a written subordination agreement, in form and substance acceptable to Agent in its sole discretion; and (r) other Liens securing Indebtedness not exceeding $100,000 in the aggregate at any time outstanding.

         2.9 The definition of "Senior Accreting Notes Interest Reserve" set forth in ANNEX A to the Credit Agreement is hereby deleted in its entirety.

         2.10 ANNEX E to the Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence of CLAUSE (a) thereof:


                                                                 AMENDMENT NO. 3

              ; provided, that delivery of each of the financial statements referred to in the preceding clauses (i) and (ii) shall not be required for any Fiscal Month ending on the last day of any Fiscal Quarter or Fiscal Year.

         2.11 Consent to Lien Release on Equipment. Notwithstanding any contrary provision contained in the Credit Agreement or any other Loan Document, Agent hereby agrees to release the Lien on Equipment granted to Agent, for the benefit of Lenders, pursuant to the Security Agreement, within 45 days of the Third Amendment Effective Date.

SECTION 3. CONDITIONS TO EFFECTIVENESS

         The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the date upon which all such conditions precedent have been satisfied, the "Third Amendment Effective Date"):

         3.1 receipt by Agent of copies of this Amendment duly executed by each Credit Party;

         3.2 receipt by Agent of copies of the Amendment No. 2 to Canadian Credit Agreement in form and substance satisfactory to Agent and Lenders;

         3.3 payment by Borrowers to GE Capital of a $80,000 amendment fee, which fee may be paid through a charge to the Revolving Loan in accordance with
SECTION 1.11(b) of the Credit Agreement; provided, that; in the event that the Credit Agreement is amended and restated on terms and conditions that are mutually acceptable to Borrowers and Agent, and that such amended and restated agreement (i) extends the maturity of the facility beyond March 31, 2007, and,
(ii) is closed on or before June 30, 2006 such amendment fee shall be credited to any closing fee that is payable under such amended and restated agreement; and

         3.4 the absence of any Default or Event of Default.

SECTION 4. MISCELLANEOUS

         4.1 Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

         4.2 Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

         4.3 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

         4.4 Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.


                                                                 AMENDMENT NO. 3

         4.5 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         4.6 Credit Party Consents. By signing this Amendment, each Credit Party hereby (a) ratifies and reaffirms, as of the date hereof, all of the provisions of those Guaranties and Pledge Agreements to which it is a party, (b) acknowledges receipt of a copy of this Amendment and (c) consents to all of the provisions of this Amendment.

         4.7 Representations and Warranties. Each Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) such Credit Party has previously advised Lender in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

         4.8 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

         4.9 No Novation. The execution, delivery, and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (c) except as expressly modified by this Amendment, alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         4.10 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                         [REMAINDER OF PAGE LEFT BLANK]


                                                                 AMENDMENT NO. 3

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 3 to Credit Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                       "BORROWERS"

                                       DYNAMIC DETAILS, INCORPORATED

                                       By:   /S/ JOHN STUMPF
                                          --------------------------------------
                                             John Stumpf
                                             Vice President

                                       DYNAMIC DETAILS, INCORPORATED, VIRGINIA


                                       By:   /S/ JOHN STUMPF
                                          --------------------------------------
                                             John Stumpf
                                             Vice President

                                       DYNAMIC DETAILS INCORPORATED,
                                       SILICON VALLEY


                                       By:   /S/ JOHN STUMPF
                                          --------------------------------------
                                             John Stumpf
                                             Vice President

                                       LAMINATE TECHNOLOGY CORP.


                                       By:   /S/ JOHN STUMPF
                                          --------------------------------------
                                             John Stumpf
                                             Vice President

                                       "AGENT" and "LENDER"

                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION

                                       By:   /S/ DAVID T. MONTAGUE
                                          --------------------------------------
                                       Name: David T. Montague
                                             Duly Authorized Signatory


                                                                 AMENDMENT NO. 3

         The following Persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrowers.


"CREDIT PARTIES"

DDI CORP.                                 DDI INTERMEDIATE HOLDINGS CORP.



By:      /S/ JOHN STUMPF                  By:      /S/ JOHN STUMPF
   -----------------------------------       -----------------------------------
         John Stumpf                               John Stumpf
         Vice President                            Vice President

DDI CAPITAL CORP.                         DYNAMIC DETAILS INCORPORATED,
                                          COLORADO SPRINGS



By:      /S/ JOHN STUMPF                  By:      /S/ JOHN STUMPF
   -----------------------------------       -----------------------------------
         John Stumpf                               John Stumpf
         Vice President                            Vice President


DDI CANADA ACQUISITION CORP.              DYNAMIC DETAILS CANADA CORP.



By:      /S/ JOHN STUMPF                  By:      /S/ JOHN STUMPF
   -----------------------------------       -----------------------------------
         John Stumpf                               John Stumpf
         Vice President                            Vice President

DDI SALES CORP.                           DYNAMIC DETAILS TEXAS, LLC


By:      /S/ JOHN STUMPF                  By:      /S/ JOHN STUMPF
   -----------------------------------       -----------------------------------
         John Stumpf                               John Stumpf
         Vice President                            Vice President

DDI-TEXAS INTERMEDIATE HOLDINGS           DDI-TEXAS INTERMEDIATE PARTNERS
II, L.L.C.                                II, L.L.C.


By:      /S/ JOHN STUMPF                  By:      /S/ JOHN STUMPF
   -----------------------------------       -----------------------------------
         John Stumpf                               John Stumpf
         Vice President                            Vice President


                                                                 AMENDMENT NO. 3

DYNAMIC DETAILS, L.P.

By:      DDi-Texas Intermediate
         Partners II, L.L.C., its General Partner

         By:      /S/ JOHN STUMPF
            -----------------------------------
                  John Stumpf
                  Vice President


                                                                 AMENDMENT NO. 3